ING Barings Transportation Conference

March 20, 2001

Continental Airlines

Poised for the Future

Please note that the discussion today may contain forward looking statements. Actual results could differ materially from those described in the forward looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward looking statements is contained in the company's Form 10-K and other securities filings with the Securities and Exchange Commission.

- Strategic Overview
- Financial Performance
- Future Opportunities

Six Years of Consistent Profitability



Pre-Tax Income ($Millions)
$800
$600
$400
$200
$0
$202
$538
$640
$770
$552
$562
1995
1996
1997
1998
1999
2000

Excludes Special Charges & Gains

Continental Airlines Serves 228 Destinations in 45 Countries


Cleveland
New York
Houston
Hong Kong
Guam

CO Maintains Its EBITDAR Premium Despite Higher than Industry Average Growth


EBITDAR Premium to Industry (pts)
4
3
2
1
0
1.6
2.9
2.4
2.5

	1997	1998	1999	2000
CO ASM Growth	9.9%	10.6%	9.7%	5.1%
Ind. ASM Growth	4.0%	1.8%	4.8%	3.0%

Industry = AA, CO, DL, HP, NW, UA, US, WN

Market Driven Fleet Plan


Total Jet Aircraft
550
500
450
400
350
300
250
200
371
391
393
409
437
385
484
361
521
346
539
2000
2001
2002
2003
2004
2005

Fleet Types:	5	5	5	4	4	3

Minimum = Committed fleet less lease expirations
Maximum = Committed fleet and all options are exercised

Large Local Traffic Base Provides Stability


Local Traffic % of Total Traffic
75%
60%
45%
30%
15%
0%
64%
59%
53%
45%
39%
37%
CO
UA
AA
NW
US
DL

Source: LTM Q200 O&D Pax DB1A Data; Worldwide

New York Domestic Market Share Leader


New York City Revenue %
First Six Months 2000
25%
20%
15%
10%
5%
0%
24.3%
18.5%
15.0%
14.1%
8.0%
4.6%
CO
AA
DL
UA
US
NW

Source: O&D Plus database, Top 6 Major U.S. Carriers Shown

Direct Rail Service to Newark


Terminal A
Terminal B
Terminal C
Long Term
Parking
Lot D
NJ Transit
Monorail
Newark Airport
Rail Station
Hudson River
New York
Penn Station
7th Ave. @ W 33rd
Lot E
Newark
Penn Station
Monorail
Extension

Mode of Transport	Est. Travel Time*	Est. Cost
Private Car Service	1 Hr 15 Min.	$50-$75
Direct Rail Service	30 Min.	$9

*between 5-6:30p

Strong On-Time Performance



Year 2000
1
2
3
4
5
6
7
8
9
10
D.O.T. Ranking*
3rd
3rd
2nd
1st
1st
1Q
2Q
3Q
4Q
Full Year

Completion Factor	98.0%	98.0%	98.5%	98.6%	98.3%

*Rank based on Top 10 US Major Carriers

BEST . . .

According to Customers . . .


FREQUENT TRAVELER SATISFACTION
1
J.D. POWER
LONG FLIGHTS - U.S. • 1996
PRESENTED IN PARTNERSHIP WITH
frequent flyer
FREQUENT TRAVELER SATISFACTION
1
J.D. POWER
LONG FLIGHTS - U.S. • 1997
PRESENTED IN PARTNERSHIP WITH
frequent flyer
magazine
FREQUENT TRAVELER SATISFACTION
1
J.D. POWER
LONG FLIGHTS - U.S. • 2000
PRESENTED IN PARTNERSHIP WITH
frequent flyer
magazine
FREQUENT TRAVELER SATISFACTION
1
J.D. POWER
LONG FLIGHTS - U.S. • 1999
PRESENTED IN PARTNERSHIP WITH
frequent flyer
magazine
FREQUENT TRAVELER SATISFACTION
1
J.D. POWER
SHORT FLIGHTS - U.S. • 2000
PRESENTED IN PARTNERSHIP WITH
frequent flyer
magazine

BEST . . .

According to Employees . . .

FORTUNE 100 BEST COMPANIES TO WORK FOR 1999

100 BEST COMPANIES TO WORK FOR FORTUNE 2000

FORTUNE® 100 BEST COMPANIES TO WORK FOR 2001

BEST . . .

According to Peers


AIRLINE OF TH
1996
Continental Airli
AirTransport


Air Transport World
2001
Airline of the Year
CONTINENTAL
AIRLINES


2001
Air Transport World

- Strategic Overview
- **Financial Performance**
- Future Opportunities

Profits Continue

($Millions)	2000	1999	2000 vs 1999 Better/(Worse)
Operating Revenue	$ 9,899	$ 8,639	$ 1,260
Operating Expense	9,215	7,958	(1,257)
Operating Earnings	684	681	3
Net Interest Exp. / Non-Op	122	129	7
Net Income Before Taxes	562	552	10
Taxes/Other	220	214	(6)
Net Income	$ 342	$ 338	$ 4
ASMs (millions)	86,100	81,946	5.1%
Load Factor	74.5%	73.2%	1.3pts
Total Revenue per ASM	10.67¢	9.86¢	8.2%
Cost per ASM	9.76¢	8.99¢	(8.6)%
Fuel Cost / Gallon	86.7¢	47.3¢	(83.2)%

Excludes Special Gains and Charges

Growth Plan for 2001
Excluding Pacific 4.5%


10%
5%
0%
(5)%
% Increase / (Decrease)
4.5%
6.0%
3.0%
(2.0)%
System Ex-Pacific
Domestic
Latin America
TransAtlantic

% of System	90%	62%	12%	16%

Pacific region will grow 24% primarily from the addition of New York to Hong Kong

Strong Domestic RASM



120%
100%
80%
60%
RASM vs. Industry
80%
101%
105%
112%
Industry
1994
1996
1998
2000

Length of Haul Adjusted

RASM Gains in All Regions

2000



RASM % Growth
20%
15%
10%
5%
0%
8.7%
4.8%
6.1%
16.9%
Domestic
Atlantic
Latin
Pacific

Costs are Being Managed



CASM Holding Fuel Rate Constant
Year-Over-Year % Increase
2%
1%
0%
1.4%
1.4%
1.5%
1.5-2.0%
1998
1999
2000
2001E

Distribution Costs Decline



Distribution Costs as a % of Passenger Revenue
20%
15%
10%
5%
0%
17.8%
16.8%
14.1%
7-10%
1996
1998
2000
2004E

E-Tickets as % of Sales	5%	29%	54%	100%

Young Fleet is Fuel Efficient



Year-Over-Year % Increase
12%
10%
8%
6%
4%
2%
0%
(2)%
10.6%
9.6%
9.7%
3.7%
5.1%
(0.3)%
6.0%
2.9%
1998
1999
2000
2001E
ASMs
Gallons Consumed

2001 Fleet Financing

- 24 Boeing Aircraft
- Amount Financed: $889 Million
- Average Interest Rate: 7.81%
- New Aircraft: 17 Boeing 737
7 Boeing 767
- Completes Aircraft Financing through September 2001

- Strategic Overview
- Financial Performance
- **Future Opportunities**

Airlines are Undervalued



$Billions
$70
$60
$50
$40
$30
$20
$10
$0
$37.7
$60.6
Market Value
$100
$80
$60
$40
$20
$0
$94.4
$31.9
Revenue
$5
$4
$3
$2
$1
$0
$3.1
$2.2
Net Income
Airlines
Dell

Airlines include (AA, CO, DL, HP, NW, UA, US, WN)
Market Value as of 3/5/01, Revenue and Net Income is fiscal year 2000
Excludes non-recurring and one-time charges

2001 - CO Poised for a Good Year

- Excellent Employee Relations - No Open Labor Contracts
- Industry Leading Product
- RASM Premium to Industry
- Strong Local Market Provides Stability
- Fuel Price Expectations Better 2001 vs 2000
- Strong Alliance Relationships
- Young, Fuel-Efficient Fleet with Natural Hedge
- Strong Management Team

Continental's High Return Low Risk Opportunities

	Today	---------Goal--------- 2005	Annual Pretax Benefits
• Dist. Cost % of Revenue	14.1%	7-10%	$275 Million
• Low Risk Growth (Daily Departures)	2,455	3,400	$175 Million
• Fleet Types	5	3	$125 Million
• Alliance Partners	19	20	$100 Million
• Business Mix	47.2%	50-55%	$100 Million
			$775 Million